UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02675 )

Exact name of registrant as specified in charter: Putnam Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008— September 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAEX

Putnam Tax Exempt Income Fund

Annual report 9 | 30 | 09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Tax Exempt
Income Fund

Annual report
9|30|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	9
Your fund’s expenses	10
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	21
Federal tax information	45
About the Trustees	46
Officers	50

Message from the Trustees

Dear Fellow Shareholder:

The nearly 60% advance in the S&P 500 Index from March through September ranks as the most concentrated period of growth in the stock market since just after the Great Depression. Aggressive stimulus efforts by governments worldwide appear to have saved the financial system from collapse and helped foster this historic market rebound.

Investors, however, should prepare for the possibility of this rapid ascent leveling off in coming quarters. The U.S. economy is improving, but headwinds remain. High public and private debt levels, as well as consumer spending held back by high unemployment and still-low housing prices, may result in a slower economic rebound.

We are pleased to report that many Putnam mutual funds have delivered significantly better results over the past year. This reflects the intense efforts of an investment team infused with new talent, new leadership, and a determination to excel. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

About the fund

Potential for income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees, and as a result have varying degrees of credit risk, which is the risk that the issuer would not be able to repay the bond.

The fund’s portfolio managers can select bonds from a variety of state and local governments throughout the United States. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

The portfolio managers are backed by the resources of Putnam’s fixed-income organization in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, fund management continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often than investment-grade bonds because of their greater risk potential.

The goal of the portfolio managers’ research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of investors.

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2009.

Results for investors subject to lower
tax rates would not be as advantageous.

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 9/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, Barclays Capital Municipal Bond Index, was introduced on 12/31/1979, which post-dates the inception date of the fund’s class A shares.

“In today’s municipal bond market,
security selection will make or break
fund performance.”

Thalia Meehan, Portfolio Manager, Putnam Tax Exempt Income Fund

Credit qualities are shown as a percentage of portfolio value as of 9/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s portfolio manager

Thalia Meehan

Thalia, the past 12 months have been difficult for fixed-income markets and challenging for national, state, and local economies. How did the municipal bond market perform in this environment?

The 12-month period ended September 30, 2009, was really a tale of two very different environments for municipal bonds. Extreme turmoil in the credit markets following the collapse of Lehman Brothers had dominated 2008. Forced selling by hedge funds and investment banks seeking to raise capital and cover losses put pressure on municipal bonds. All of this added up to an environment in which all asset classes, including investment-grade municipal bonds, underperformed U.S. Treasuries. The economy, meanwhile, remained weak into the early months of 2009 as financial markets, although improved from the fourth quarter of 2008, remained volatile. Consumer confidence was low, housing prices continued to retreat, and unemployment rose to levels not seen in decades.

Against this backdrop, the U.S. government, notably the Fed [Federal Reserve Board] and the Treasury, instituted several wide-ranging measures to restore market stability and investor confidence, joining policymakers around the world in efforts to shore up bank balance sheets and re-establish the flow of credit. As a result of these orchestrated efforts, municipal bonds posted their best quarterly performance since 2004 in the first quarter of 2009. April marked a continuation of the municipal bond upswing, buoyed by the introduction of Build America Bonds [BABs], a new form of debt that was unveiled as part of the stimulus bill. This new taxable debt issuance by traditionally tax-exempt issuers created concerns about the future of the tax-exempt bond supply, which kept prices up, helping the municipal bond market, despite slightly weaker performance in June, continue to rally through the summer months and into September.

How did Putnam Tax Exempt Income Fund fare during the reporting period?

For the 12 months ended September 30, 2009, the fund returned 14.03% at net asset value, outperforming the 13.29% average return of its peer group, the Lipper General Municipal Debt Funds. The fund trailed its broader benchmark, the Barclays Capital Municipal Bond Index, which returned 14.85% over the same period. It’s important to note that the fund’s benchmark tracks the performance of a broader range of municipal bonds than that in which the fund generally invests.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

IN THE NEWS

It is an interest rate for the record books. The Federal Reserve Board, which is responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been resting at an all-time low of near 0% as the government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. The Federal Reserve Bank of New York began experimenting in October with reverse repurchase agreements, which would, in effect, raise rates, but stressed that “no inference should be drawn about the timing of monetary policy tightening.”

You mentioned the effect the federal government had on the municipal bond market. What other factors influenced the rebound?

While overall issuance was down, the issuance of Build America Bonds, or BABs, which I mentioned earlier, had a significant effect on the market. Designed to help cash-strapped state and local governments achieve easier access to capital, BABs are issued as taxable securities, with the issuer receiving a 35% subsidy of the interest direct from the U.S. Treasury. The combination of high yields on municipal bonds and concern about a potential decline in sources of tax-free income helped strengthen municipal bond prices in the second half of the fund’s fiscal year.

What changes did you make to the fund’s positioning during the period?

As I mentioned, during the fourth quarter of 2008 and the first few months of 2009, investors almost exclusively sought the relative safe haven of higher-quality and shorter-maturity securities. The portfolio’s high overall credit quality was beneficial during this period, as investments with any perceived credit risk [risk of default] were punished. In addition, underweighting bonds with longer maturities also helped relative performance. Prior to this period, the tax-exempt team had believed the yield curve — a graphical representation of how the yields of bonds of varying maturity dates compare — was unsustainably flat, meaning that prices of longer-term bonds were too high. When prices dropped on long-dated issues, the fund benefited from reduced exposure in that area.

With regard to the fund’s credit quality, as the market volatility continued early in the reporting period, we opportunistically added lower-rated investment-grade issues to the fund. This segment of the municipal bond market was trading at historically cheap levels, with the yield on BBB-rated bonds significantly higher than average compared to their AAA-rated counterparts. The BBB-rated segment of the municipal market posted the biggest gains over the fiscal year, and the fund’s holdings in that segment were among the top performers.

Top ten state allocations are shown as a percentage of the fund’s net assets. Investments in Puerto Rico represented 4.5% of net assets as of 9/30/09. Holdings will vary over time.

Could you give some examples of specific holdings that helped fund performance?

Buckeye Tobacco bonds, for example, posted strong returns. State tobacco bond revenue stems from a legal agreement that allowed tobacco companies to become exempt from health-related lawsuits in exchange for annual payments, in perpetuity, to the states to cover tobacco-related health-care costs. Often these bonds offer higher yields than other issues of comparable quality and, in general, tobacco bonds, like Buckeye Tobacco issued by the state of Ohio, are some of the largest and most liquid BBB-rated municipal bonds on the market. When investors sought out high-quality securities earlier in the year, tobacco bonds were some of the easiest positions to exit, and sold off dramatically. One of the fund’s Buckeye Tobacco holdings fared particularly well as the market recovered, and was among the top contributors to returns.

Puerto Rico Sales Tax Financing Corporation [COFINA] bonds were another solid holding. Legislation passed in 2006 created a Puerto Rican sales tax, which is used in part to secure these bonds. Puerto Rico, like U.S. state governments, has faced declining tax revenue as a result of the global recession. Because the territory’s debt is rated BBB, the bonds struggled early in the year before going on to post some significant gains, and the fund’s exposure benefited returns.

Which holdings detracted from returns?

MuniMae preferred stocks were among the fund’s biggest detractors for the period. MuniMae is a real estate financing company that originates tax-free multi-family housing bonds, and debt that had any connection to the mortgage market, as these securities did, generally lagged the market during the period. Despite the recent struggles, the securities are supported by attractive underlying fundamentals, and the fund continues to hold them.

Hunterdon Medical Center [New Jersey] bonds also detracted from returns. The bonds, long-dated A-rated issues, declined with the rest of the market in the fourth quarter of 2008, and the bonds were sold at a loss to raise capital to invest in other, more attractive, opportunities.

What is your outlook for the municipal bond market?

The Fed and the U.S. Treasury have taken unprecedented steps to inject liquidity into the credit markets, boost the economy, and help ease the flow of credit. However, it is important to understand that the effects of many of the changes will take time, and markets are likely, in our view, to remain challenging in the near term, particularly with the lingering concerns over state budgets, the future of bond insurers, and the potential for regulatory changes.

Despite these challenges, I see two key benefits municipal bond funds offer. First, given the likelihood that the Bush administration tax cuts will be allowed to sunset in 2010, municipal bonds’ tax-free income should become even more attractive compared with taxable fixed income. Second, the overall credit quality of the municipal bond asset class remains high and default rates relative to corporate bonds remain extremely low. I believe that many areas of the municipal bond market have been oversold by risk-averse investors, and this has created unique opportunities for the fund to add high-quality bonds offering unusually high yields.

Thank you, Thalia, for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or prerefunded status and may differ from the summary information above.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader
of Tax Exempt at Putnam. She holds a B.A. from
Williams College. A CFA charterholder, Thalia
joined Putnam in 1989 and has been in the
investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury, Brad Libby, and Susan McCormack.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average (life of fund)	6.97%	6.83%	6.17%	6.17%	6.10%	6.10%	6.54%	6.43%	6.98%

10 years	60.99	54.52	51.14	51.14	48.47	48.47	56.22	51.20	61.77
Annual average	4.88	4.45	4.22	4.22	4.03	4.03	4.56	4.22	4.93

5 years	21.26	16.40	17.63	15.69	16.39	16.39	19.37	15.49	21.86
Annual average	3.93	3.08	3.30	2.96	3.08	3.08	3.60	2.92	4.03

3 years	12.02	7.54	10.22	7.28	9.28	9.28	11.06	7.44	12.58
Annual average	3.86	2.45	3.30	2.37	3.00	3.00	3.56	2.42	4.03

1 year	14.03	9.46	13.43	8.43	13.10	12.10	13.68	9.93	14.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 9/30/99 to 9/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,114 and $14,847, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,120 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $16,177.

Comparative index returns For periods ended 9/30/09

		Lipper General Municipal Debt Funds
	Barclays Capital Municipal Bond Index	category average*

Annual average (life of fund)	—†	6.10%

10 years	75.22%	56.67
Annual average	5.77	4.56

5 years	26.28	18.51
Annual average	4.78	3.43

3 years	16.19	9.72
Annual average	5.13	3.10

1 year	14.85	13.29

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/09, there were 242, 218, 202, 160, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, Barclays Capital Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception date of the fund’s class A shares.

Fund price and distribution information For the 12-month period ended 9/30/09

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.384656		$0.343957	$0.321262	$0.363196		$0.401891

Capital gains [2]	—		—	—	—		—

Total	$0.384656		$0.343957	$0.321262	$0.363196		$0.401891

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

9/30/08	$7.92	$8.25	$7.92	$7.93	$7.94	$8.21	$7.92

9/30/09	8.60	8.96	8.60	8.61	8.62	8.91	8.61

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.35%	4.17%	3.86%	3.56%	4.07%	3.94%	4.56%

Taxable equivalent [4]	6.69	6.42	5.94	5.48	6.26	6.06	7.02

Current 30-day SEC yield [5]	N/A	3.82	3.36	3.21	N/A	3.58	4.20

Taxable equivalent [4]	N/A	5.88	5.17	4.94	N/A	5.51	6.46

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal and state combined tax rate for 2009. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year ended 9/30/08	0.82%	1.46%	1.61%	1.11%	0.61%

Annualized expense ratio for the six-month period ended 9/30/09*	0.81%	1.45%	1.60%	1.10%	0.60%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from April 1, 2009, to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.34	$7.76	$8.56	$5.89	$3.22

Ending value (after expenses)	$1,139.00	$1,136.00	$1,134.30	$1,137.10	$1,140.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2009, use the following calculation method. To find the value of your investment on April 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.10	$7.33	$8.09	$5.57	$3.04

Ending value (after expenses)	$1,021.01	$1,017.80	$1,017.05	$1,019.55	$1,022.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BoA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), to be effective January 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 90th percentile in management fees and in the 72nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds.

Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	65th

Three-year period	50th

Five-year period	39th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 240, 214 and 205 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees called a shareholder meeting for each of the funds for November  19, 2009 and recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds.

Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The following table shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009.  Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Tax Exempt Income Fund	0.452%	0.500%	(0.048)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attractadditional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2009, Putnam employees had $308,000,000 and the Trustees had $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund (the “fund”), including the fund’s portfolio, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2009

The fund’s portfolio 9/30/09

Key to holding’s abbreviations

AGO Assured Guaranty, Ltd.	FSA Financial Security Assurance
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
Cmnwlth. of PR Gtd. Commonwealth of Puerto Rico Guaranteed	GNMA Coll. Government National Mortgage Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized	VRDN Variable Rate Demand Notes
FRN Floating Rate Notes	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.1%)*	Rating**	Principal amount	Value

Alabama (0.5%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll., 6.05s, 4/1/17	Aaa	$885,000	$906,541
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s, 10/1/37	Aaa	2,355,000	2,401,323

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,589,340

U. of AL Rev. Bonds (Hosp. Birmingham), Ser. A, AMBAC, 5s, 9/1/14	A1	500,000	541,395

			5,438,599
Alaska (0.1%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A, 4.4s, 12/1/31	Aaa	1,310,000	1,318,987

			1,318,987
Arizona (1.9%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	3,850,000	3,691,226

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB–/P	5,600,000	5,913,152

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	3,300,000	3,781,305

Mesa, Util. Syst. Rev. Bonds, FGIC, NATL, 7 1/4s, 7/1/12	AA–	3,635,000	4,159,858

Queen Creek, Special Assmt. Bonds (Impt. Dist. No. 001), 5s, 1/1/26	Baa2	725,000	686,336

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds (Scottsdale Hlth. Care), Class A, 5 1/4s, 9/1/30	A3	4,500,000	4,488,435

Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds (Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	506,235

			23,226,547
Arkansas (0.1%)
Fayetteville, Sales & Use Tax Cap. Impt. Rev. Bonds, Ser. A, FSA, 4s, 11/1/21	AAA	200,000	209,020

Springdale, Sales & Use Tax Rev. Bonds, FSA, 4.05s, 7/1/26	AAA	1,500,000	1,479,045

			1,688,065
California (7.3%)
Bay Area Toll Auth. of CA Rev. Bonds (San Francisco Bay Area), Ser. F-1, 5s, 4/1/39	AA	5,000,000	5,330,950

CA Edl. Fac. Auth. Rev. Bonds
(Scripps College), 5s, 8/1/31	A1	500,000	507,970
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,182,511

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.), Ser. K, 4 3/4s, 8/1/36	Aa2	5,750,000	4,757,205

CA Infrastructure & Econ. Dev. Bank Rev. Bonds (Science Ctr. Phase II), Ser. B, FGIC, 5s, 5/1/23	AA–	640,000	655,085

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5 1/4s, 2/1/37	Baa2	4,100,000	3,938,829

CA State G.O. Bonds
6 1/2s, 4/1/33	A2	10,000,000	11,606,200
5 3/4s, 4/1/31	A2	13,000,000	14,107,730
5 1/4s, 3/1/30	A2	2,240,000	2,316,765
5s, 11/1/30	A2	5,000	5,029
FGIC, 5s, 6/1/26	AA–	5,000,000	5,186,350

CA State Dept. of Wtr. Resources Rev. Bonds (Central Valley), Ser. AE, 5s, 12/1/29	AAA	7,500,000	8,292,225

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser. B, 5s, 12/1/27	A1	200,000	196,014

Garvey, School Dist. G.O. Bonds (Election of 2004), FSA, zero %, 8/1/26	AAA	545,000	218,349

Golden State Tobacco Securitization Corp. Rev. Bonds (Tobacco Settlement),
Ser. B, AMBAC, FHLMC Coll., FNMA Coll., 5s, 6/1/38 (Prerefunded)	Aaa	530,000	595,132

Lompoc, Hlth. Care Dist. G.O. Bonds (Election of 2005), Ser. B, XLCA
5s, 8/1/29	A3	1,285,000	1,281,710
5s, 8/1/28	A3	1,125,000	1,127,790

Los Angeles, Unified School Dist. G.O. Bonds, Ser. I, 5s, 7/1/26	Aa3	5,000,000	5,429,150

M-S-R Energy Auth. Rev. Bonds, Ser. A, 6 1/2s, 11/1/39	A	2,250,000	2,571,660

Ontario, COP (Wtr. Syst. Impt.), NATL, 5s, 7/1/29	AA–	500,000	513,320

Port Oakland, Rev. Bonds, Ser. L, FGIC, 5 3/8s, 11/1/27	AA–	8,920,000	8,973,431

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

California cont.
Riverside Cnty., Asset Leasing Corp. Leasehold Rev. Bonds
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	AA–	$4,000,000	$1,736,920

Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A, FGIC, NATL, zero %, 12/1/22	AA–	7,500,000	3,529,725

Solano, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. B, FGIC, zero %, 8/1/26	Aa3	9,560,000	4,206,687

			88,266,737
Colorado (1.3%)
CO Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	1,500,000	1,398,330
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	1,031,060
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,042,440

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.), Ser. C1, NATL, 5 1/2s, 9/1/24	AA	1,750,000	1,749,895

CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	2,480,000	2,669,497
6 3/8s, 12/15/30	A3	2,520,000	2,586,755
6 1/4s, 12/15/33	A3	3,000,000	3,207,330

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL, zero %, 9/1/34	AA–	13,000,000	2,514,330

			16,199,637
Connecticut (0.5%)
CT State Dev. Auth. Rev. Bonds (Mystic Marine Life Aquarium), Ser. A, 4 5/8s, 5/1/37	A+	2,500,000	2,193,200

CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care Rev. Bonds
(Elim Street Park Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	668,408

CT State Dev. Auth. Poll. Control Rev. Bonds (Western MA Electric Co.), Ser. A, 5.85s, 9/1/28	Baa2	3,000,000	3,056,640

			5,918,248
District of Columbia (0.7%)
DC G.O. Bonds, Ser. A, FSA, 5s, 6/1/26	AAA	5,005,000	5,352,497

DC Ballpark Rev. Bonds, Ser. B-1, FGIC, 5s, 2/1/25	AA–	1,035,000	997,367

DC Tobacco Settlement Fin. Corp. Rev. Bonds, 6 3/4s, 5/15/40	BBB	460,000	459,954

DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC, 5s, 10/1/33	AA–	1,005,000	1,019,130

			7,828,948
Florida (8.9%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds (Health First, Inc.), 7s, 4/1/39	A–	4,000,000	4,423,360

Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC, 5s, 10/1/26	A2	2,500,000	2,524,950

FL Hsg. Fin. Corp. Rev. Bonds
(Home Owner Mtge.), Ser. 7, FSA, 6s, 1/1/21	AAA	325,000	328,517
Ser. G, 5 3/4s, 1/1/37	Aa1	1,495,000	1,520,280
(Noah’s Landing Apts.), Ser. H-1, FSA, 5 3/8s, 12/1/41	AAA	1,710,000	1,715,216
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll., 5s, 1/1/36	Aa1	1,190,000	1,194,498
(Homeowner Mtge.), Ser. 2, GNMA Coll, FNMA Coll, FHLMC Coll., 4.95s, 7/1/37	Aa1	1,725,000	1,735,454
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll., 4.3s, 7/1/15	Aa1	300,000	301,773
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll., 4.2s, 7/1/14	Aa1	300,000	301,137
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll., 4.1s, 7/1/13	Aa1	265,000	267,181
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll., 4.1s, 1/1/13	Aa1	230,000	231,585
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll., 4s, 7/1/12	Aa1	180,000	181,386
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll., 3.7s, 1/1/10	Aa1	165,000	166,173

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 5s, 10/1/31	A1	3,300,000	3,406,095

Flagler Cnty., School Board COP, Ser. A, FSA, 5s, 8/1/19	AAA	500,000	534,550

Fleming Island, Plantation Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. B, 7 3/8s, 5/1/31 (Prerefunded)	AAA	750,000	787,125

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, U.S. Govt. Coll., 7 1/4s, 10/1/29 (Prerefunded)	AAA/P	7,030,000	7,617,427

Hernando Cnty., Rev. Bonds (Criminal Justice Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	AA–	18,500,000	22,871,550

Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds (Adventist Sunbelt),
Ser. A, 6s, 11/15/31 (Prerefunded)	AAA/P	1,000,000	1,105,280

Hillsborough Cnty., Cmnty. Investment Tax Rev. Bonds, AMBAC, 5s, 5/1/24	AA+	1,250,000	1,329,938

Hillsborough Cnty., Indl. Dev. Auth. Poll. Control Mandatory Put Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/13	Baa2	1,125,000	1,216,508
AMBAC, 5s, 3/15/12	A	1,350,000	1,399,586

Kissimmee, Util. Auth. Rev. Bonds, FSA, 5 1/4s, 10/1/18	Aa3	2,270,000	2,488,397

Lee Cnty., Rev. Bonds, XLCA, 5s, 10/1/25	Aa3	5,500,000	5,835,885

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (Cypress Cove Hlth. Pk.),
Ser. A, 6 3/8s, 10/1/25	BB–/P	2,500,000	2,208,750

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Florida cont.
Leesburg, Cap. Impt. Rev. Bonds, FGIC, 5 1/4s, 10/1/27	AA–	$1,600,000	$1,682,992

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba2	1,000,000	972,100
6.7s, 11/15/19	Ba2	3,700,000	3,747,138

Miami-Dade Cnty., G.O. Bonds (Parks Program), NATL, 5s, 11/1/25	Aa3	5,000,000	5,291,900

Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/26	AA–	3,000,000	3,132,570

North Broward, Hosp. Dist. Rev. Bonds, 6s, 1/15/31 (Prerefunded)	A2	235,000	252,858

Oakstead, Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds, Ser. A, U.S. Govt. Coll., 7.2s,
5/1/32 (Prerefunded)	AAA	2,095,000	2,192,229

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Orlando Regl. Hlth. Care),
Ser. A, NATL, 6 1/4s, 10/1/18	AA–	3,000,000	3,408,360

Osceola Cnty., Indl. Dev. Auth. Rev. Bonds (Cmnty. Provider Pooled Loan Program),
Ser. A, FSA, 7 3/4s, 7/1/10	AAA	15,000	15,004

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt. Bonds, 5.7s, 5/1/37	BB–/P	290,000	174,798

South Broward, Hosp. Dist. Rev. Bonds, NATL, 4 3/4s, 5/1/28	Aa3	2,000,000	2,025,780

South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 5.7s, 5/1/35	BB–/P	475,000	311,049

St. Lucie Cnty., School Board COP, Ser. A, FSA, 5s, 7/1/23	AAA	4,300,000	4,420,099

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist. Loan Program), FSA, 7.15s, 11/1/15	AAA	4,800,000	5,967,504

Sunrise, Util. Syst. Rev. Bonds, AMBAC, 5.2s, 10/1/22	A	5,995,000	6,638,563

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds, 5.4s, 5/1/37	BB–/P	100,000	62,692

U. Central FL Assn., Inc. COP, Ser. A, FGIC, 5 1/4s, 10/1/34	AA–	500,000	501,085

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BBB–/P	900,000	746,604

West Palm Beach Cmnty., Redev. Agcy. Tax Alloc. (Northwood-Pleasant Cmnty.), 5s, 3/1/29	A	375,000	335,336

			107,571,262
Georgia (1.4%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6 1/4s, 11/1/39	A	4,500,000	4,885,020

Burke Cnty., Poll. Control Dev. Auth. Mandatory Put Bonds (Oglethorpe Pwr. Corp.),
Class E, NATL, 4 3/4s, 4/1/11	AA	2,000,000	2,068,340

Cherokee Cnty., Wtr. & Swr. Auth. Rev. Bonds, Ser. 06, FSA, 5s, 8/1/25	AAA	500,000	554,480

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth. Care Syst.), U.S. Govt. Coll.,
6 1/4s, 10/1/18 (Prerefunded)	AAA	925,000	1,079,114

GA State Private College & U. Auth. Rev. Bonds (Emory U.), Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,506,455

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas), Ser. A, 5 1/2s, 9/15/21	A2	370,000	377,130

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U., Inc.), 7s, 6/15/39	Ba3	3,450,000	3,176,588

Richmond Cnty., Dev. Auth. Rev. Bonds (Amt.–Intl. Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	1,989,117

			16,636,244
Idaho (—%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	345,000	341,077

			341,077
Illinois (2.0%)
Chicago, Wtr. Rev. Bonds, FSA, 5s, 11/1/25	AAA	4,750,000	5,172,418

Cook Cnty., G.O. Bonds, Ser. B, NATL, 5s, 11/15/29	Aa2	1,250,000	1,303,688

IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.), 5s, 12/1/33	Aaa	2,250,000	2,339,618

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A3	350,000	403,543
(Rush U. Med. Ctr.), Ser. B, 7 1/4s, 11/1/38	A3	2,520,000	2,905,510
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	5,500,000	5,972,615
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A3	1,075,000	1,179,114
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	1,000,000	949,890
(Newman Foundation), Radian Insd., 5s, 2/1/32	BBB–	3,000,000	2,242,560

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, FSA, 5s, 1/1/22	AAA	1,000,000	1,087,420

			23,556,376
Indiana (2.3%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s, 10/1/24	BBB–/F	965,000	830,990

IN Bk. Special Program Gas Rev. Bonds, Ser. A, 5 1/4s, 10/15/21	Aa3	6,150,000	6,377,796

IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty. Hosp.), Ser. A, AMBAC, 5s, 5/1/24	A	3,000,000	2,711,160

IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds (USX Corp.), 5.6s, 12/1/32	Baa1	4,150,000	4,150,955

IN State Fin. Auth. Edl. Fac. Rev. Bonds (Valparaiso U.), 5s, 10/1/27	A2	1,405,000	1,450,747

IN U. Rev. Bonds (IN U. Fac.), AMBAC, 5 1/4s, 11/15/23	Aa1	700,000	762,664

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Indiana cont.
Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 5.1s, 1/15/17	Baa2	$4,500,000	$4,505,085

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	AA	2,500,000	2,761,050
NATL, 5.6s, 11/1/16	AA	2,750,000	3,016,860

Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.), 5 1/2s, 11/1/32	A–	500,000	512,880

			27,080,187
Iowa (1.2%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	350,000	350,588

IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	7,400,000	8,566,018

IA Fin. Auth. Hlth. Fac. Rev. Bonds (Care Initiatives), Ser. A, 5 1/2s, 7/1/21	BB+	2,500,000	2,152,475

Tobacco Settlement Auth. of IA Rev. Bonds
Ser. B, 5.6s, 6/1/34	BBB	2,500,000	2,296,775
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	607,890

			13,973,746
Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds, Ser. K, NATL
5 1/4s, 11/1/26	Aa2	1,355,000	1,511,381
5 1/4s, 11/1/25	Aa2	1,620,000	1,815,404

KS State Dev. Fin. Auth. Hlth. Fac. Rev. Bonds (Stormont-Vail Hlthcare, Inc.),
Ser. L, NATL, 5 1/8s, 11/15/32	A2	1,260,000	1,305,158

Lenexa, Hlth. Care Rev. Bonds (LakeView Village), Ser. C, 6 7/8s, 5/15/32 (Prerefunded)	AAA	500,000	576,440

Lenexa, Hlth. Care Fac. Rev. Bonds, 5 1/2s, 5/15/39	BBB–	1,500,000	1,036,935

			6,245,318
Kentucky (1.1%)
Breckinridge Cnty., Lease Program VRDN, Ser. A, 0.3s, 2/1/32	VMIG1	280,000	280,000

Christian Cnty., Assn. of Cnty. Leasing Trust VRDN, Ser. B, 0.3s, 8/1/37	VMIG1	1,390,000	1,390,000

KY Econ. Dev. Fin. Auth. Rev. Bonds (Louisville Arena), Ser. A-1, AGO, 6s, 12/1/42	AAA	3,500,000	3,939,495

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth. Care), Ser. A, 6 5/8s, 10/1/28	Baa1	245,000	251,821

Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care, Inc.), 5s, 10/1/30	A–	4,000,000	3,918,520

Louisville/Jefferson Cnty., Metro. Govt. College Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa2	855,000	858,933

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	1,000,000	1,079,620

Shelby Cnty., Lease Rev. VRDN, Ser. A, 0.3s, 9/1/34	VMIG1	1,595,000	1,595,000

			13,313,389
Louisiana (0.3%)
Rapides, Fin. Auth. Mandatory Put Bonds (Cleco Pwr.), 5 1/4s, 3/1/13	Baa1	500,000	518,405

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B
5 7/8s, 5/15/39	BBB	950,000	914,518
5 1/2s, 5/15/30	BBB	2,500,000	2,505,850

			3,938,773
Maine (—%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds, Ser. C, FSA, 5 3/4s, 7/1/30	AAA	300,000	307,452

			307,452
Maryland (0.8%)
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt. Coll., 8s, 5/15/29 (Prerefunded)	AAA	5,000,000	5,379,650

MD Econ. Dev. Corp. Poll. Control Rev. Bonds (Potomac Electric Power Co.), 6.2s, 9/1/22	Baa1	1,100,000	1,282,468

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (WA Cnty. Hosp.)
6s, 1/1/43	BBB–	1,590,000	1,643,011
5 3/4s, 1/1/38	BBB–	1,000,000	1,020,270

			9,325,399
Massachusetts (3.0%)
MA Dev. Fin. Agcy. Rev. Bonds, Ser. A, NATL, 5 1/2s, 1/1/11	AA–	1,500,000	1,521,570

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	920,000	992,349
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,101,703

MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds (Emerson College), Ser. A, 5s, 1/1/19	A–	820,000	854,292

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	AAA/P	725,000	862,707
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,950,000	2,539,744
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	4,750,000	4,837,733
(Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22	A	5,500,000	5,532,175

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	$900,000	$924,246
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,000,000	1,025,190
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	1,065,000	1,089,005
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	2,000,000	2,127,060
(Caritas Christian Oblig. Group), Ser. A, 5 5/8s, 7/1/20	BBB	1,745,000	1,700,293
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	450,000	300,879
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	AA–	1,050,000	1,087,580
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	AA	3,305,000	3,496,326

MA State Port Auth. Rev. Bonds, 13s, 7/1/13 (Prerefunded)	AA–/P	3,520,000	4,290,915

			36,283,767
Michigan (2.6%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	A	500,000	437,215
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	3,120,000	2,963,314

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, FSA, 6 1/4s, 7/1/36	AAA	4,040,000	4,710,155

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	495,000	451,722

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba1	535,000	449,015

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,683,425
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	8,160,000	7,287,288
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25 (Prerefunded)	BBB	915,000	1,057,365

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	2,015,000	2,001,761

MI State Strategic Fund Mandatory Put Bonds (Dow Chemical), Ser. A-1, 6 3/4s, 6/2/14	Baa	700,000	756,924

MI State Strategic Fund Solid Waste Disp. Rev. Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	4,286,750

MI State Strategic Fund, Ltd. Mandatory Put Bonds (Dow Chemical), 5 1/2s, 6/1/13	Baa3	3,500,000	3,583,370

MI State Strategic Fund, Ltd. VRDN (Detroit Symphony), Ser. A, 0.35s, 6/1/31
(LaSalle Bank Midwest)	A+	300,000	300,000

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 6s, 6/1/34	BBB	1,000,000	899,380

			31,867,684
Minnesota (1.4%)
Arden Hills, Hsg. & Hlth. Care Facs. VRDN (Presbyterian Homes), Ser. A, 0.35s, 9/1/29	AA+	4,013,000	4,013,000

Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds (Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB–	1,600,000	1,662,752

Martin Cnty., Hosp. Rev. Bonds (Fairmont Cmnty. Hosp. Assn.), 6 5/8s, 9/1/22	BBB–/P	4,010,000	4,037,749

MN Agricultural & Econ. Dev. Board Rev. Bonds (Evangelical Lutheran), 6s, 2/1/27	A3	1,625,000	1,669,525

MN State Higher Ed. Fac. Auth. VRDN (St. Olaf College), Ser. 5-M1, 0.35s, 10/1/32	VMIG1	500,000	500,000

MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.), Ser. H, 4.3s, 1/1/13	Aa1	640,000	648,269

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	Baa1	2,155,000	2,056,883

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/35	Ba1	1,250,000	1,110,463

U. of MN VRDN, Ser. C, .28s, 12/1/36	VMIG1	1,200,000	1,200,000

Winona, Hlth. Care Fac. Rev. Bonds (Winona Hlth. Oblig. Group), Ser. A, 6s, 7/1/34	BBB	500,000	500,965

			17,399,606
Mississippi (0.5%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	3,000,000	3,008,100

MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. G, GNMA Coll., FNMA Coll., 6.7s, 11/1/29	Aaa	620,000	626,225
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,815,000	1,882,228
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	875,000	880,119

			6,396,672
Missouri (0.6%)
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,505,600

MO State Hlth. & Edl. Fac. Auth. VRDN (Sisters of Mercy Hlth.)
Ser. A, 0.3s, 6/1/16	VMIG1	1,400,000	1,400,000
Ser. B, 0.3s, 6/1/16	VMIG1	2,300,000	2,300,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. B-1, GNMA Coll., FNMA Coll., 7.45s, 9/1/31	AAA	210,000	217,146
(Single Fam. Home Ownership Loan), Ser. A-1, GNMA Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	215,000	225,580
(Single Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA Coll., 6 1/2s, 9/1/29	AAA	125,000	128,566
(Single Fam. Mtge.), Ser. B-2, GNMA Coll., FNMA Coll., 6.4s, 9/1/29	AAA	270,000	276,669

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Missouri cont.
MO State Hsg. Dev. Comm. Single Fam. Mtge. Rev. Bonds (Home Ownership Loan),
Ser. B, GNMA Coll., FNMA Coll., 3.85s, 9/1/10	AAA	$110,000	$109,804

			7,163,365
Nebraska (—%)
Central Plains, Energy Project Rev. Bonds (NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	BBB+	370,000	378,340

			378,340
Nevada (1.9%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-1, AMBAC, 5s, 7/1/27	Aa3	10,000,000	9,412,200

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	A	7,570,000	7,016,557

Clark Cnty., Local Impt. Dist. Special Assmt. Bonds (No. 142), 6.1s, 8/1/18	BB/P	1,675,000	1,638,033

Fernley, G.O. Bonds (Wtr. & Swr.), FSA, 4 5/8s, 2/1/32	Aa3	4,345,000	4,413,564

Washoe Cnty., Arpt. Auth. Rev. Bonds, FSA, 5s, 7/1/11	Aa3	500,000	529,115

			23,009,469
New Hampshire (1.4%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds (Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	1,000,000	868,620

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Hlth. Care Syst.-Covenant Hlth.),
6 1/8s, 7/1/31 (Prerefunded)	A	4,000,000	4,455,720

NH Hlth. & Ed. Fac. Auth. VRDN
(U. Syst. of NH), Ser. A-1, 0.3s, 7/1/35	VMIG1	875,000	875,000
(U. Syst. of NH), Ser. B-1, 0.3s, 7/1/33	VMIG1	4,265,000	4,265,000
(U. of NH), Ser. B, 0.3s, 7/1/33	VMIG1	3,225,000	3,225,000

NH Hlth. and Ed. Fac. Auth. Hosp. Rev. Bonds (Concord Hosp.), FGIC, 5s, 10/1/24	A3	2,900,000	2,818,742

			16,508,082
New Jersey (4.8%)
Camden Cnty., Impt. Auth. VRDN (Harvest Village), Ser. A, 0.3s, 7/1/29	AA–	465,000	465,000

Middlesex Cnty., Impt. Auth. Lease Rev. Bonds (Perth Amboy Muni. Complex),
FGIC, NATL, 5s, 3/15/31	AA/P	3,500,000	3,302,740

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt. Coll., 7 1/4s, 11/15/31 (Prerefunded)	AAA/F	3,150,000	3,581,046
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	9,750,000	9,681,263
(School Fac. Construction), Ser. AA, 5 1/4s, 12/15/33	AA–	5,500,000	6,015,295
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	AA–	7,000,000	7,162,400

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB-	6,250,000	6,434,875
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa2	3,000,000	3,030,480

NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	AA–	8,760,000	4,148,648

NJ State Higher Ed. Assistance Auth. Rev. Bonds (Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,489,580

NJ State Tpk. Auth. Rev. Bonds, Ser. E, 5 1/4s, 1/1/40	A+	3,000,000	3,217,560

Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	Aaa	2,000,000	2,383,120
6 3/8s, 6/1/32 (Prerefunded)	Aaa	1,775,000	2,026,784
6 1/8s, 6/1/42 (Prerefunded)	Aaa	1,600,000	1,810,720
Ser. 1A, 5s, 6/1/29	BBB	2,850,000	2,449,803

			58,199,314
New Mexico (0.3%)
Farmington, Poll. Control Rev. Bonds (San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,110,000	1,741,657

U. of NM Rev. Bonds (Hosp. Mtg.), FSA, FHA Insd., 5s, 1/1/24	AAA	2,000,000	2,089,840

			3,831,497
New York (6.3%)
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds, Ser. D, NATL, 5s, 9/1/20	AA–	500,000	545,960

Metro. Trans. Auth. Dedicated Tax Rev. Bonds, Ser. A, 5 1/2s, 11/15/39	AA	2,000,000	2,231,940

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North Shore Hlth. Syst.), Ser. C, 5 5/8s, 11/1/10	A3	270,000	270,856

NY City, G.O. Bonds, Ser. J/J-1, 5s, 6/1/21	AA	250,000	273,480

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	A	300,000	304,527

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds (Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	11,005,000	8,760,530

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (British Airways PLC), 5 1/4s, 12/1/32	Ba2	200,000	134,040

NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	AA–	10,900,000	13,145,836
(City U.), Ser. A, 5 3/4s, 7/1/18	AA–	12,485,000	14,394,955
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	600,000	593,802

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	$750,000	$760,028
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	AA–	23,100,000	26,525,730
(Brooklyn Law School), Ser. B, XLCA, 5 3/8s, 7/1/22	Baa1	1,000,000	1,035,650
(Rochester Inst. of Tech.), Ser. A, AMBAC, 5 1/4s, 7/1/19	A1	285,000	324,584

NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	1,850,000	1,692,806

NY State Dorm. Auth. Personal Income Tax Rev. Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	575,040

NY State Energy Research & Dev. Auth. Fac. Mandatory Put Bonds, 4.7s, 10/1/12	A1	500,000	507,515

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31	BB–/P	750,000	650,303

Port Auth. NY & NJ Special Oblig. Rev. Bonds (Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	75,000	75,169

Port Auth. NY & NJ Special Oblig. Rev. Bonds (Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	2,200,000	1,860,408

Westchester, Tobacco Asset Securitization Corp. Rev. Bonds, 5s, 6/1/26	BBB	1,000,000	945,840

			75,608,999
North Carolina (3.1%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa1	5,000,000	5,126,250
Ser. C, 6 3/4s, 1/1/24	Baa1	1,250,000	1,512,163
AMBAC, 6s, 1/1/18	A	7,000,000	8,375,640
Ser. A, 5 3/4s, 1/1/26	Baa1	3,750,000	3,835,763

NC Hsg. Fin. Agcy. FRN (Homeownership), Ser. 26, Class A, 5 1/2s, 1/1/38	Aa2	855,000	865,311

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds (Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,303,869

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge. – Forest at Duke), 6 3/8s, 9/1/32 (Prerefunded)	AAA/P	3,000,000	3,416,070
(First Mtge. United Methodist), Ser. C, 5 1/4s, 10/1/24	BB+/P	250,000	235,160

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.)
Ser. B, 6 1/2s, 1/1/20	A2	10,000,000	10,246,600
Ser. A, 5 1/2s, 1/1/13	A2	200,000	221,244
Ser. A, 5s, 1/1/30	A2	1,200,000	1,265,280

			37,403,350
Ohio (6.9%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth. Care), Ser. B, 0.3s, 10/1/31	VMIG1	500,000	500,000

American Muni. Pwr. — Ohio, Inc. Rev. Bonds (Prairie State Energy Campus), Ser. A, 5s, 2/15/38	A1	5,000,000	5,161,800

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2
6s, 6/1/42	BBB	2,000,000	1,677,860
5 3/4s, 6/1/34	BBB	34,100,000	31,967,045
5 1/8s, 6/1/24	BBB	4,955,000	4,674,101

Cleveland, Parking Fac. Rev. Bonds, FSA, 5 1/4s, 9/15/22	AAA	600,000	653,004

Franklin Cnty., Rev. Bonds (Online Computer Library Ctr.), 5s, 4/15/11	A	500,000	525,865

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds (Metro. Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA	6,130,000	6,570,931

Lorain Cnty., Hosp. Rev. Bonds (Catholic), Ser. C-2, FSA, 5s, 4/1/24	AAA	5,000,000	5,409,550

Midview, Local School Dist. COP (Elementary School Bldg. Fac.), 5 1/4s, 11/1/30	A	3,500,000	3,677,625

Montgomery Cnty., Rev. Bonds (Miami Valley Hosp.), Ser. B, 0.4s, 11/15/24	VMIG1	4,000,000	4,000,000

Montgomery Cnty., VRDN (Catholic Hlth. Initiatives), Ser. B-2, 0.3s, 4/1/37	VMIG1	600,000	600,000

OH State Higher Edl. Fac. Mandatory Put Bonds (Kenyon College), 4.95s, 7/1/15	A1	5,300,000	5,639,412

OH State Higher Edl. Fac. Rev. Bonds (Case Western Reserve U.), 5 1/2s, 10/1/22 (Prerefunded)	AA–	1,000,000	1,131,230

OH State Higher Edl. Fac. Commn. Rev. Bonds (U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	5,000,000	5,298,800

OH State U. Rev. Bonds, Ser. A, 5s, 12/1/27	Aa2	1,000,000	1,100,950

Scioto Cnty., Hosp. Rev. Bonds (Southern Med. Ctr.), 5 1/2s, 2/15/28	A2	5,000,000	5,076,600

			83,664,773
Oklahoma (1.1%)
Grand River Dam Auth. Rev. Bonds, Ser. A, FSA, 5s, 6/1/12	AAA	250,000	274,408

OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds (Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	585,000	571,083

OK State Tpk. Auth. VRDN
Ser. E, 0.3s, 1/1/28	VMIG1	5,960,000	5,960,000
Ser. F, 0.3s, 1/1/28	VMIG1	7,000,000	7,000,000

			13,805,491

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Oregon (0.3%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5 3/4s, 7/1/39	A2	$2,000,000	$2,177,120

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Fam. Mtge.), Ser. J, 4.7s, 7/1/30	Aa2	1,145,000	1,152,855

			3,329,975
Pennsylvania (2.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	2,210,000	2,485,189
(Hlth. Syst.–West PA), Ser. A, 5 3/8s, 11/15/40	BB	4,750,000	3,741,955

Allegheny Cnty., Sanitation Auth. Swr. Rev. Bonds, NATL
5 1/2s, 12/1/30 (Prerefunded)	AA–	850,000	901,000
5 1/2s, 12/1/30	AA–	150,000	153,684

Beaver Cnty., Indl. Dev. Auth. Poll. Control VRDN (First Energy Generation), 0.3s, 4/1/41	VMIG1	500,000	500,000

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek Partners), 6.65s, 5/1/10	BBB–	1,690,000	1,697,402

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds (Jenners Pond, Inc.), 7 1/4s,
7/1/24 (Prerefunded)	AAA/P	500,000	586,745

Chester Cnty., Indl. Dev. Auth. VRDN (Archdiocese Philadelphia), .34s, 7/1/31	VMIG1	1,750,000	1,750,000

Cumberland Cnty., Muni. Auth. Rev. Bonds (Presbyterian Homes Oblig.), Ser. A
5 1/4s, 1/1/19	BBB+	1,465,000	1,490,638
5.15s, 1/1/18	BBB+	665,000	675,660

East Stroudsburg, Area School Dist. G.O. Bonds, FSA, 5s, 9/1/27	Aa3	5,500,000	6,020,630

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Mercyhurst College), 5 1/2s, 3/15/38	BBB	1,275,000	1,269,505

Greater Johnstown, School Dist. G.O. Bonds, Ser. B, NATL, 5 1/2s, 8/1/17	AA–	1,250,000	1,326,763

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen. Hosp.), 5.15s, 3/15/20 (Prerefunded)	AAA/P	50,000	56,944

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev. Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	3,250,000	3,084,543

Northampton Cnty., Hosp. Auth. Rev. Bonds (Saint Luke’s Hosp.), Ser. A, 5 1/2s, 8/15/40	Baa1	2,750,000	2,729,595

PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak), Ser. A , 6 1/4s, 11/1/31	A2	1,000,000	1,021,070

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/10 (In default) †	D/P	5,415,577	1,625

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, Ser. B, FGIC, 5 1/4s, 11/1/14	AA–	500,000	537,185

West Shore, Area Hosp. Auth. Rev. Bonds (Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	500,000	500,250

York Cnty., G.O. Bonds, AMBAC, 5s, 6/1/21	AA	485,000	514,182

			31,044,565
Puerto Rico (4.5%)
Children’s Trust Fund Tobacco Settlement Rev. Bonds, 5 3/8s, 5/15/33	BBB	225,000	221,877

Cmnwlth. of PR, G.O. Bonds
Ser. C-7, NATL, 6s, 7/1/27	AA	500,000	526,680
Ser. A, 5 1/4s, 7/1/22	Baa3	850,000	866,830

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A, 6s, 7/1/44	Baa3	3,400,000	3,533,110

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. TT, 5s, 7/1/37	A3	5,000,000	4,992,150
Ser. RR, FGIC, 5s, 7/1/23	AA–	4,395,000	4,579,194

Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds
Ser. AA, 5s, 12/1/16	BBB	1,000,000	1,040,170
Ser. B, 5s, 12/1/13	BBB	250,000	265,668

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. K
5s, 7/1/17	BBB	2,900,000	3,035,111
5s, 7/1/13	BBB	500,000	532,905

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds (Cogen. Fac.–AES),
6 5/8s, 6/1/26	Baa3	250,000	253,760

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control Facs. Rev. Bonds
(Auxilio Mutuo Oblig. Group), Ser. A, NATL, 6 1/4s, 7/1/16	AA–	3,420,000	3,420,479

Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. A, 5 1/4s, 8/1/24	Baa3	750,000	756,675

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/31	Baa3	1,895,000	2,068,677
Ser. P, Cmnwlth. of PR Gtd., 6 1/8s, 7/1/23	Baa3	8,000,000	8,705,840
Ser. I, Cmnwlth. of PR Gtd., 5s, 7/1/36	Baa3	2,220,000	2,007,835

Cmnwlth. of PR, Pub. Fin. Corp. Rev. Bonds, Ser. A, AMBAC, 5 1/4s, 8/1/30	A	175,000	180,579

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A
6s, 8/1/42	A+	15,000,000	16,494,150
NATL, zero %, 8/1/43	AA–	350,000	54,229

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24	Baa2	1,000,000	999,930

			54,535,849

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

South Carolina (0.9%)
Berkeley Cnty., School Dist. Rev. Bonds (Installment Lease Securing Assets for Ed.),
5 1/8s, 12/1/30	A3	$5,000,000	$5,118,400

Florence Cnty., Hosp. Rev. Bonds (McLeod Regl. Med. Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23	AAA	2,500,000	2,651,525

SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds, Ser. A-2, AMBAC, 5s, 7/1/35	Aa1	1,335,000	1,321,797

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds (Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	800,000	868,200
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	1,115,000	1,288,985
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	135,000	156,065

			11,404,972
South Dakota (0.4%)
Brookings, COP, AMBAC, 5 1/4s, 12/1/19	A	3,445,000	3,492,162

SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership Mtge.), Ser. J, 4.55s, 5/1/18	AAA	1,000,000	1,033,670

			4,525,832
Tennessee (1.7%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/25 (Prerefunded)	Baa1	5,000,000	5,690,950

Memphis–Shelby Cnty., Arpt. Auth. Rev. Bonds (Federal Express Corp.), 5.05s, 9/1/12	Baa2	2,000,000	2,097,280

Montgomery Cnty., Pub. Bldg. Auth. VRDN, 0.3s, 4/1/32	VMIG1	3,005,000	3,005,000

Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	310,000	356,965
6 1/2s, 9/1/26 (Prerefunded)	AAA	190,000	218,785

TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A
5 1/4s, 9/1/24	BBB+	4,000,000	3,987,520
5 1/4s, 9/1/20	BBB+	5,000,000	5,066,050

			20,422,550
Texas (13.4%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	715,000	618,353
5 7/8s, 11/15/18	B+/P	4,250,000	3,843,828

Aldine, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG
5s, 2/15/25	Aaa	2,000,000	2,202,660
5s, 2/15/24	Aaa	2,000,000	2,215,000

Angleton, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG
5s, 2/15/30	Aaa	4,095,000	4,426,900
5s, 2/15/29	Aaa	3,895,000	4,231,567

Beaumont, Indpt. School Dist. G.O. Bonds (School Bldg.), AGO, 5 1/8s, 2/15/30	AAA	2,550,000	2,743,010

Brazoria Cnty., Brazos River Harbor Naval Dist. (Dow Chemical Co.), Ser. A-3, 5 1/8s, 5/15/33	BBB–	1,070,000	958,731

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory Put Bonds (Dow Chemical), 5.9s, 5/1/28	BBB–	3,450,000	3,484,466

Cypress-Fairbanks, Indpt. School Dist. G.O. Bonds (Schoolhouse), PSFG, 5s, 2/15/24	Aaa	625,000	700,850

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A	10,500,000	10,492,965

Dallas, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 6s, 2/15/27	Aaa	3,260,000	3,874,803

Edgewood, Indpt. School Dist. Bexar Cnty. G.O. Bonds, Ser. A, PSFG, 5s, 2/15/29	Aaa	1,035,000	1,088,685

Gateway, Pub. Fac. Corp. Mandatory Put Bonds (Stonegate Villas Apt.), FNMA Coll., 4.55s, 7/1/14	Aaa	1,500,000	1,586,970

La Porte, Indpt. School Dist. G.O. Bonds (Schoolhouse), AGO, 5s, 2/15/26	AAA	570,000	626,202

Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B, FSA, 5s, 10/1/16	AAA	750,000	847,013

Leander, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, zero %, 8/15/19	AAA	5,000,000	3,319,300

Lower CO River Auth. Rev. Bonds
Ser. A, 7 1/4s, 5/15/37	A1	2,000,000	2,246,760
5 3/4s, 5/15/37	A1	1,200,000	1,266,288
5 3/4s, 5/15/28	A1	2,000,000	2,161,740

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/27	Aaa	3,630,000	3,886,568

Matagorda Cnty., Poll. Control Rev. Bonds (Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	2,250,000	1,962,360

Mission Cons., Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/23	Aaa	840,000	921,808

Montgomery Cnty., G.O. Bonds, Ser. A, FSA, 5s, 3/1/21	AAA	1,750,000	1,943,935

North TX Thruway Auth. Rev. Bonds
Ser. A, 5 5/8s, 1/1/33	A2	3,000,000	3,212,910
Ser. A, NATL, 5 1/8s, 1/1/28	AA–	5,000,000	5,344,150
Ser. D, AGO, zero %, 1/1/28	AAA	11,620,000	4,373,536

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Texas cont.
North TX, Thruway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	$5,200,000	$5,776,940
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,750,000	2,910,490

North TX, Thruway Auth. stepped-coupon Rev. Bonds, zero %, (6.5s, 1/1/15) 2043 ††	A2	9,700,000	7,777,654

Paris, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/15/25	Aaa	1,000,000	1,108,190

Pharr, San Juan — Alamo, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	400,000	433,060

Round Rock, Indpt. School Dist. G.O. Bonds (School Bldg.), 5s, 8/1/33	Aa1	500,000	539,535

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	1,400,000	1,468,082

San Antonio, Arpt. Syst. Rev. Bonds, FSA, 5 1/4s, 7/1/32	AAA	1,415,000	1,400,058

Spring, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/24	Aaa	500,000	533,405

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds
(Buckner Retirement Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	987,290
5 1/4s, 11/15/22	A–	2,500,000	2,554,500

Tarrant Cnty., Hosp. Dist. Rev. Bonds, NATL, 5 1/2s, 8/15/19	Aa3	1,870,000	1,967,240

TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds, Ser. A, 5 1/4s, 12/15/26	A2	5,000,000	4,834,750

TX State G.O. Bonds (Trans. Comm. Mobility Fund), 4 3/4s, 4/1/27	Aa1	5,000,000	5,360,950

TX State Rev. Bonds, 6.2s, 9/30/11	AA	20,800,000	21,949,200

TX State Affordable Hsg. Corp. Single Fam. Mtge. Rev. Bonds (Professional Ed. Home Loan),
Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll., 5.6s, 2/1/39	Aaa	1,823,862	1,885,344

TX State Indl. Dev. Corp. Rev. Bonds (Arco Pipelines Co.), 7 3/8s, 10/1/20	Aa1	6,500,000	8,354,775

TX State Tpk. Auth. Rev. Bonds (Central Texas Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	A	1,000,000	1,005,440

TX State, Trans. Comm. Rev. Bonds, 5s, 4/1/26	AAA	7,585,000	8,281,682

Victoria, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,714,694

Victoria, Util. Syst. Rev. Bonds, AMBAC, 5s, 12/1/27	AA–	3,960,000	4,233,042

			161,657,679
Utah (0.5%)
Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp. Inc.), Ser. A, 8 1/8s, 5/15/15 (Prerefunded)	AAA	3,860,000	4,571,475
AMBAC, 6 3/4s, 5/15/20 (Prerefunded)	A	2,000,000	2,001,900

			6,573,375
Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	AAA	530,000	530,694
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	AAA	695,000	696,466

			1,227,160
Virginia (3.0%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev. Bonds (VA Elec. & Pwr.),
Ser. A, 5s, 5/1/23	A–	1,575,000	1,705,709

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds (United Methodist), Ser. A,
6 1/2s, 6/1/22	BB+/P	4,750,000	4,788,523

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, FSA, 5.929s, 8/23/27	AAA	19,500,000	21,229,455

Prince William Cnty., Indl. Dev. Auth. Hosp. Rev. Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	Baa1	1,740,000	1,679,796

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	6,100,000	7,059,042

			36,462,525
Washington (3.1%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No. 1 Production Syst.), FGIC
5s, 9/1/25	AA–	695,000	721,577
5s, 9/1/24	AA–	615,000	641,015

Everett, Pub. Fac. Dist. Ltd. Sales Tax & Interlocal Rev. Bonds, Ser. A
5s, 12/1/23	A	525,000	552,983
5s, 12/1/22	A	1,050,000	1,112,654

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,155,000	2,123,709
6 1/2s, 6/1/26	BBB	3,175,000	3,215,735

WA State G.O. Bonds
Ser. D, FSA, 5s, 1/1/28	AAA	8,320,000	8,899,904
(Motor Vehicle Fuel), Ser. B, NATL, 5s, 7/1/24	Aa1	5,270,000	5,678,952

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Washington cont.
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	$1,250,000	$1,344,850
(Catholic Hlth. Initiatives), Ser. D, 6 3/8s, 10/1/36	Aa2	7,050,000	7,973,903
Ser. C, Radian Insd., 5 3/8s, 8/15/28	Baa2	1,850,000	1,818,661
(Kadlec Med. Ctr.), Ser. A, 5s, 12/1/21	AAA	3,000,000	3,055,800

WA State Hsg. Fin. Comm. Rev. Bonds (Single Family Program), Ser. 2A, GNMA Coll.,
FNMA Coll., 5s, 12/1/25	Aaa	945,000	954,308

			38,094,051
West Virginia (0.9%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional Juvenile Safety), Ser. A, NATL, 5s, 6/1/29	AA–	6,200,000	6,415,388

Mason Cnty., Poll. Control Rev. Bonds (Appalachian Pwr. Co. Project), Ser. L, 5 1/2s, 10/1/11	BBB	2,000,000	2,078,160

Pleasants Cnty., Poll. Control Rev. Bonds (Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa2	2,500,000	2,446,100

			10,939,648
Wisconsin (1.2%)
Badger, Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded)	AAA	1,000,000	1,143,760
6 3/8s, 6/1/32 (Prerefunded)	AAA	5,615,000	6,346,859

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	AA–	3,500,000	4,131,435

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,262,410

			14,884,464
Wyoming (0.7%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds (Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A+	3,000,000	3,222,491

Uinta Cnty., Poll. Control VRDN (Chevron USA, Inc.), 0.28s, 4/1/10	Aa1	430,000	430,000

WY Muni. Pwr. Agcy. Rev. Bonds (Pwr. Supply), Ser. A, 5 1/2s, 1/1/33	A2	1,410,000	1,514,100

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds, Ser. A, 5 1/2s, 1/1/38	A2	2,800,000	2,998,744

			8,165,335
Total municipal bonds and notes (cost $1,124,210,708)			$1,186,963,380

PREFERRED STOCKS (0.6%)*		Shares	Value
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 6.875% cum. pfd.		6,000,000	$5,708,940

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum. pfd.		2,000,000	1,540,520

Total preferred stocks (cost $8,000,000)			$7,249,460

TOTAL INVESTMENTS
Total investments (cost $1,132,210,708)			$1,194,212,840

* Percentages indicated are based on net assets of $1,210,522,116.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at September 30, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at September 30, 2009 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN, Mandatory Put Bonds and VRDN are the current interest rates at September 30, 2009. The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at September 30, 2009 (as a percentage of net assets):

Health care	21.0%
State government	16.2
Utilities	13.4

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,186,963,380	$—

Preferred stocks	—	7,249,460	—

Totals by level	$—	$1,194,212,840	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/09

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,132,210,708)	$1,194,212,840

Cash	330,771

Interest and other receivables	18,750,702

Receivable for shares of the fund sold	2,707,491

Receivable for investments sold	1,453,549

Total assets	1,217,455,353

LIABILITIES

Distributions payable to shareholders	1,453,991

Payable for investments purchased	1,222,116

Payable for shares of the fund repurchased	1,715,816

Payable for compensation of Manager (Note 2)	1,351,792

Payable for investor servicing fees (Note 2)	54,242

Payable for custodian fees (Note 2)	9,641

Payable for Trustee compensation and expenses (Note 2)	301,050

Payable for administrative services (Note 2)	3,804

Payable for distribution fees (Note 2)	624,764

Other accrued expenses	196,021

Total liabilities	6,933,237

Net assets	$1,210,522,116

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$1,182,289,723

Distributions in excess of net investment income (Note 1)	(617,026)

Accumulated net realized loss on investments (Note 1)	(33,152,713)

Net unrealized appreciation of investments	62,002,132

Total — Representing net assets applicable to
capital shares outstanding	$1,210,522,116

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($1,156,735,420 divided by 134,499,654 shares)	$8.60

Offering price per class A share (100/96.00 of $8.60)*	$8.96

Net asset value and offering price per
class B share ($17,347,105 divided by 2,016,549 shares)**	$8.60

Net asset value and offering price per
class C share ($25,227,201 divided by 2,928,825 shares)**	$8.61

Net asset value and redemption price per
class M share ($6,106,828 divided by 708,210 shares)	$8.62

Offering price per class M share (100/96.75 of $8.62)***	$8.91

Net asset value, offering price and redemption price per
class Y share ($5,105,562 divided by 593,045 shares)	$8.61

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/09

INTEREST INCOME	$63,700,344

EXPENSES

Compensation of Manager (Note 2)	$5,589,808

Investor servicing fees (Note 2)	698,509

Custodian fees (Note 2)	14,671

Trustee compensation and expenses (Note 2)	82,410

Administrative services (Note 2)	50,207

Distribution fees — Class A (Note 2)	2,268,997

Distribution fees — Class B (Note 2)	173,627

Distribution fees — Class C (Note 2)	192,218

Distribution fees — Class M (Note 2)	25,076

Other	504,751

Fees waived and reimbursed by Manager (Note 2)	(154,500)

Total expenses	9,445,774

Expense reduction (Note 2)	(15,100)

Net expenses	9,430,674

Net investment income	54,269,670

Net realized loss on investments (Notes 1 and 3)	(13,770,219)

Net realized loss on swap contracts (Note 1)	(38,610)

Net realized loss on futures contracts (Note 1)	(1,560,571)

Net unrealized appreciation of investments,
futures contracts and swap contracts during the year	107,509,448

Net gain on investments	92,140,048

Net increase in net assets resulting from operations	$146,409,718

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	9/30/09	9/30/08

Operations:

Net investment income	$54,269,670	$57,786,558

Net realized loss on investments	(15,369,400)	(2,020,404)

Net unrealized appreciation (depreciation)
of investments	107,509,448	(107,186,329)

Net increase (decrease) in net assets
resulting from operations	146,409,718	(51,420,175)

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(511,803)	(156,033)

Class B	(11,209)	(4,625)

Class C	(8,105)	(1,059)

Class M	(2,289)	(651)

Class Y	(1,022)	—

From tax-exempt net investment income

Class A	(51,926,311)	(55,166,451)

Class B	(867,191)	(1,276,574)

Class C	(772,958)	(436,339)

Class M	(228,574)	(225,708)

Class Y	(129,097)	(9,937)

Increase in capital from settlement payments	22,929	—

Redemption fees (Note 1)	1,284	2,317

Decrease from capital share transactions
(Note 4)	(71,397,628)	(66,687,783)

Total increase (decrease) in net assets	20,577,744	(175,383,018)

NET ASSETS

Beginning of year	1,189,944,372	1,365,327,390

End of year (including distributions in excess
of net investment income of $617,026
and undistributed net investment
income of $549,064, respectively)	$1,210,522,116	$1,189,944,372

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from						Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss)	on investments	operations	investment income	distributions	fees [a]	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
September 30, 2009	$7.92	.38	.68	1.06	(.38)	(.38)	—	— a,d,e	$8.60	14.03	$1,156,735	.82 f	4.88 f	19.16
September 30, 2008	8.64	.38	(.72)	(.34)	(.38)	(.38)	—	—	7.92	(4.13)	1,141,001.82		4.49	45.59
September 30, 2007	8.79	.37	(.16)	.21	(.36)	(.36)	—	—	8.64	2.49	1,311,819.79		4.26	24.58
September 30, 2006	8.84	.37	(.05)	.32	(.37)	(.37)	—	—	8.79	3.79	1,166,380.79		4.28	12.41
September 30, 2005	8.85	.38	(.01)	.37	(.38)	(.38)	—	—	8.84	4.28	1,243,915.79		4.29	13.13

Class B
September 30, 2009	$7.92	.34	.68	1.02	(.34)	(.34)	—	— a,d,e	$8.60	13.43	$17,347	1.46 f	4.27 f	19.16
September 30, 2008	8.64	.34	(.73)	(.39)	(.33)	(.33)	—	—	7.92	(4.67)	26,427	1.46	3.85	45.59
September 30, 2007	8.79	.32	(.16)	.16	(.31)	(.31)	—	—	8.64	1.92	39,730	1.44	3.61	24.58
September 30, 2006	8.84	.32	(.05)	.27	(.32)	(.32)	—	—	8.79	3.11	43,125	1.44	3.63	12.41
September 30, 2005	8.86	.32	(.02)	.30	(.32)	(.32)	—	—	8.84	3.48	58,550	1.44	3.64	13.13

Class C
September 30, 2009	$7.93	.32	.68	1.00	(.32)	(.32)	—	— a,d,e	$8.61	13.10	$25,227	1.61 f	4.07 f	19.16
September 30, 2008	8.65	.31	(.72)	(.41)	(.31)	(.31)	—	—	7.93	(4.92)	16,564	1.61	3.71	45.59
September 30, 2007	8.80	.30	(.16)	.14	(.29)	(.29)	—	—	8.65	1.64	8,432	1.59	3.46	24.58
September 30, 2006	8.85	.30	(.04)	.26	(.31)	(.31)	—	—	8.80	2.99	9,210	1.59	3.48	12.41
September 30, 2005	8.86	.31	(.01)	.30	(.31)	(.31)	—	—	8.85	3.46	9,724	1.59	3.48	13.13

Class M
September 30, 2009	$7.94	.36	.68	1.04	(.36)	(.36)	—	— a,d,e	$8.62	13.68	$6,107	1.11 f	4.58 f	19.16
September 30, 2008	8.66	.36	(.72)	(.36)	(.36)	(.36)	—	—	7.94	(4.39)	5,235	1.11	4.20	45.59
September 30, 2007	8.81	.35	(.16)	.19	(.34)	(.34)	—	—	8.66	2.19	5,346	1.09	3.96	24.58
September 30, 2006	8.86	.35	(.05)	.30	(.35)	(.35)	—	—	8.81	3.49	4,912	1.09	3.98	12.41
September 30, 2005	8.88	.35	(.01)	.34	(.36)	(.36)	—	—	8.86	3.85	5,349	1.09	3.99	13.13

Class Y
September 30, 2009	$7.92	.40	.69	1.09	(.40)	(.40)	—	— a,d,e	$8.61	14.39	$5,106	.61 f	5.05 f	19.16
September 30, 2008 †	8.62	.30	(.70)	(.40)	(.30)	(.30)	—	—	7.92	(4.77) *	718	.45 *	3.52 *	45.59

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

e Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class for the period ended September 30, 2009 reflect a reduction of 0.01% of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 9/30/09

Note 1: Significant accounting policies

Putnam Tax Exempt Income Fund (the “fund”), a diversified Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Management, LLC(“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, November 10, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund did not invest in any options contracts during the year and the volume of the fund’s activity in futures contracts during the year was minimal.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The volume of the fund’s activity in total return swap contracts during the period was minimal.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the fund had a capital loss carryover of $16,075,630 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$2,860,244	September 30, 2011

4,466,195	September 30, 2012

430,649	September 30, 2013

1,248,409	September 30, 2014

150,375	September 30, 2016

6,919,758	September 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2010 $14,256,907 of losses recognized during the period November 1, 2008 to September 30, 2009.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/ or permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2009, the fund reclassified $977,201 to decrease undistributed net investment income and $130,429 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,107,630.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2009 were as follows:

Unrealized appreciation	$83,242,696
Unrealized depreciation	(21,137,755)

Net unrealized appreciation	62,104,941
Undistributed tax-exempt income	1,704,119
Undistributed ordinary income	16,330
Capital loss carryforward	(16,075,630)
Post-October loss	(14,256,907)

Cost for federal income tax purposes	$1,132,107,899

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of an annual rate of 0.50% of the average net assets of the fund or the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended September 30, 2009, the fund’s expenses were reduced by $61,836 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended September 30, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the year ended September 30, 2009, the fund’s expenses were reduced by $92,664 as a result of this limit.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended September 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2009, the fund’s expenses were reduced by $15,100 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $931, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $102,483 and $452 from the sale of class A and class M shares, respectively, and received $9,089 and $6,425 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $31,630 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $204,954,521 and $275,953,469, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At September 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	15,189,319	$118,565,258	13,325,089	$113,188,028

Shares issued in
connection with
reinvestment of
distributions	4,446,594	34,953,273	4,485,120	37,903,706

	19,635,913	153,518,531	17,810,209	151,091,734

Shares
repurchased	(29,262,173)	(225,698,938)	(25,501,131)	(217,630,692)

Net decrease	(9,626,260)	$(72,180,407)	(7,690,922)	$(66,538,958)

	Year ended 9/30/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	387,838	$3,030,193	380,364	$3,241,468

Shares issued in
connection with
reinvestment of
distributions	67,066	524,962	91,889	778,197

	454,904	3,555,155	472,253	4,019,665

Shares
repurchased	(1,775,469)	(13,858,634)	(1,731,458)	(14,781,044)

Net decrease	(1,320,565)	$(10,303,479)	(1,259,205)	$(10,761,379)

	Year ended 9/30/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,335,033	$10,492,316	1,271,199	$10,807,919

Shares issued in
connection with
reinvestment of
distributions	66,316	524,612	33,164	279,388

	1,401,349	11,016,928	1,304,363	11,087,307

Shares
repurchased	(561,873)	(4,372,026)	(189,721)	(1,602,166)

Net increase	839,476	$6,644,902	1,114,642	$9,485,141

	Year ended 9/30/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	238,172	$1,899,813	154,994	$1,325,553

Shares issued in
connection with
reinvestment of
distributions	23,504	185,462	21,754	184,191

	261,676	2,085,275	176,748	1,509,744

Shares
repurchased	(212,910)	(1,646,537)	(134,400)	(1,144,578)

Net increase	48,766	$438,738	42,348	$365,166

	Year ended 9/30/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	724,433	$5,761,574	91,766	$772,820

Shares issued in
connection with
reinvestment of
distributions	12,869	101,401	1,199	9,937

	737,302	5,862,975	92,965	782,757

Shares
repurchased	(234,808)	(1,860,357)	(2,414)	(20,510)

Net increase	502,494	$4,002,618	90,551	$762,247

Note 5: Summary of derivative activity

As of September 30, 2009, the fund did not hold any derivative instruments.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended September 30, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC815	Options	Futures	contracts	Swaps	Total

Interest rate contracts	$—	$(23,510)	$—	$183,579	$160,069

Total	$—	$(23,510)	$—	$183,579	$160,069

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC815	Options	Futures	contracts	Swaps	Total

Interest rate contracts	$—	$(1,560,571)	$—	$(38,610)	$(1,599,181)

Total	$—	$(1,560,571)	$—	$(38,610)	$(1,599,181)

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 9: Action by Trustees

In September and October 2008, the Board of Trustees approved a plan to merge Putnam Municipal Opportunities Trust, a closed-end fund, into the fund, subject to a number of conditions including shareholder approval. In June 2009, following significant changes in market conditions, the Trustees authorized Putnam Investments to suspend further efforts to implement the merger. The Trustees and Putnam Investments announced that it is not certain when, or if, conditions may emerge that would make it advisable to renew efforts to complete the merger.

Federal tax information (unaudited)

The fund has designated 99.02% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity

Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Robert L. Reynolds	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer	and Assistant Clerk
Putnam Retail Management	and Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
	Senior Vice President and Treasurer	Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal
Legal Counsel	Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and Chief
W. Thomas Stephens	Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN041 258490 11/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2009	$50,227	$4,256*	$5,800	$-
September 30, 2008	$53,100	$--	$6,000	$-

*Includes fees billed to the fund for services relating to a fund mergers of $4,256.

For the fiscal years ended September 30, 2009 and September 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $10,056 and $ 74,733 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2009	$ -	$ -	$ -	$ -
September 30, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 25, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 25, 2009